UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2023

Knowles Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36102	90-1002689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1151 Maplewood Drive, Itasca, IL
(Address of Principal Executive Offices)

60143
(Zip Code)
Registrant's telephone number, including area code: (630) 250-5100
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 25, 2023, Knowles Corporation (the “Company”) entered into Amendment No. 1 (the “Amendment”) to Amended and Restated Credit Agreement among the Company, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and a syndicate of other financial institutions (the “Lenders”) named therein (the “Credit Agreement”). The Amendment, among other things, (a) permits the Company and certain of its subsidiaries, Knowles Intermediate PD Holdings, LLC (“Knowles PD Holdings”) and Knowles Capital Holdings, Inc. (“Knowles Holdings” and together with “Knowles PD Holdings, the “Borrowers”), in connection with the acquisition of Cornell Dubilier, to incur senior priority seller financing indebtedness (the “Seller Note”) in an aggregate principal amount of US$122,900,000 secured by certain assets (including equity interests) acquired in connection with such acquisition and the capital stock of Knowles PD Holdings (the “Acquisition Assets”), which shall mature two years after the effective date of such Seller Note (the “Seller Note Maturity Date”), (b) extends the requirement to pledge the Acquisition Assets that would otherwise constitute collateral under the Credit Agreement to the date that is ninety (90) days after the Seller Note Maturity Date and (c) restricts, until the Seller Note Maturity Date, the amount of dispositions and investments from the Company and certain of its subsidiaries into Knowles PD Holdings and the acquired subsidiaries that constitute Acquisition Assets from exceeding US$80,000,000 in the aggregate.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete terms and conditions of such document. A copy of the Amendment is filed herewith as Exhibit 10.1 and is hereby incorporated by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion in Item 1.01 of this Form 8-K regarding the Amendment is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report:
Exhibit Number	Description

10.1	Amendment No. 1 to Amended and Restated Credit Agreement dated as of September 25, 2023, among Knowles Corporation, JPMorgan Chase Bank, N.A. and the other lenders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION

Date:September 27, 2023	By: /s/ Robert J. Perna
Robert J. Perna
Senior Vice President, General Counsel & Secretary